DATE:    January 21, 1999

TO:      Goldendale Aluminum Co. ("Goldendale")
ATTN:    Ms. Jesse Casswell
FAX:     509-773-7245
PHONE:   509-773-7201

FROM:    BankBoston, N.A. ("BBNA")
ATTN:    Matthew Nevill, Derivative Operations
FAX:              (617) 434-4284
PHONE:   (617) 434-2686

RE:      CANCELLABLE SWAP TRANSACTION
         [Our Ref: SW58872/73]


The purpose of this letter agreement is to set forth the terms and conditions of the Transaction entered into between BankBoston, N.A. ("BBNA") and Goldendale Aluminum Company ("Goldendale") on the Trade Date specified below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and provisions in this Confirmation, this Confirmation will govern.

     1. This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms a part of and is subject to, the ISDA Master Agreement dated as of June 12, 1996, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this confirmation except as expressly modified below.

     2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:                  USD20,000,000

Trade Date:                       January 21, 1999

Effective Date:                   January 25, 1999

Termination Date:                 December 20, 2003, subject to adjustment in
                                  accordance with the Modified Following
                                  Business Day convention and to Section 3 herein.

FIXED AMOUNTS:
     Fixed Rate Payer:            Goldendale

     Fixed Rate:                  6.4%

     Fixed Rate:
     Payment Dates:               Quarterly on the 20th in each year beginning
                                  March 22, 1999 and ending on the Termination
                                  Date, subject to adjustment in accordance with the Modified Following Business Day convention and Section 3 herein.

     Fixed Rate:
     Day Count Fraction:          Actual/360


FLOATING AMOUNTS:
     Floating Rate Payer:         BBNA

     Floating Rate
     Payment Dates:               Quarterly on the 20th in each year beginning
                                  March 22, 1999 and ending on the Termination
                                  Date, subject to adjustment in accordance with the Modified Following Business Day convention and Section 3 herein.

     Floating Rate for
     Initial Calculation Period:  4.97078%

     Floating Rate
     Day Count Fraction:          Actual/360

     Floating Rate Option:        USD-LIBOR-BBA

     Designated Maturity:         Three Months

     Spread:                      None

     Reset Dates:                 The first day of each Calculation Period.

     Compounding:                 Inapplicable

Business Days:                    New York and London

Business Day Convention:          Modified Following

Calculation Agent:                BBNA

     3. CANCELLABLE PROVISION

     Notwithstanding any other termination provisions contained in the Agreement, as long as no Event of Default or Termination Event shall have occurred and then be continuing, the parties agree that BBNA may terminate this Swap Transaction as of December 18, 2000 (which date shall be the Early Termination date with respect to this Swap Transaction) following at least two
(2) Business Days' prior notice to the other party of its intention to do so, whereupon the obligations of the parties to make any further payments under
Section 2(a)(i) of the Agreement in respect of this Swap Transaction shall terminate, leaving no further rights and obligations on the part of either party.

     4. ACCOUNT DETAILS:

PAYMENTS TO BBNA:                 Through the Federal Reserve Bank, Boston,
                                  Routing No. ABA 011000390, for A/C BankBoston,
                                  N.A., Boston, (formerly known as The First
                                  National Bank of Boston) for credit to
                                  Arbitrage Settlement Account #295032, Attn:
                                  Swap Desk, 01-13-08.

PAYMENTS TO GOLDENDALE:           PLEASE ADVISE

     5. CONTACT INSTRUCTIONS:

BBNA: Swap Desk
      (Resets/Payments):          Tel:  (617) 434-4308
                                  FAX:  (617) 434-0505

      Confirmations:              Tel:  (617) 434-4405
                                  FAX:  (617) 434-4284

GOLDENDALE:                       PLEASE ADVISE

Very truly yours,

BANKBOSTON, N.A.


By:                                    By:
   -------------------------------         -------------------------------
Name:                                  Name:
Title:                                 Title:


Agreed and accepted as of the date first above written:
GOLDENDALE ALUMINUM CO.


By:
    ------------------------------
Name:
Title:


PLEASE COUNTERSIGN AND FAX TO:
617-434-4284
ATTN: Matthew Nevill
REQUEST CORRECTIONS AT: 617-434-2686
TELEPHONE CALLS MAY BE RECORDED TO ENSURE TRANSACTION ACCURACY.

DATE:   January 22, 1999

TO:     Goldendale Aluminum Co. ("Goldendale")
ATTN:   Ms. Jesse Casswell
FAX:    509-773-7245
PHONE:  509-773-7201

FROM:   BankBoston, N.A. ("BBNA")
ATTN:   Matthew Nevill, Derivative Operations
FAX:    (617) 434-4284
PHONE:  (617) 434-2686

RE:     Termination of Swap Transaction
        [Our Ref. No: SW50651US]

Dear Sirs:

In consideration of Goldendale's entering into Interest Rate Swap Transaction SW58872/58873US on January 21, 1999, Goldendale and BBNA hereby agree that the USD50,000,000 Interest Rate Swap Agreement referenced above, effective June 28, 1996, and maturing June 28, 2001, between BBNA and Goldendale is hereby terminated as of January 21, 1999, and all obligations of BBNA and Goldendale thereunder are deemed discharged in full.


Very truly yours,
BANKBOSTON, N.A.


By:                                    By:
   -------------------------------         -------------------------------
Name:                                  Name:
Title:                                 Title:


GOLDENDALE ALUMINUM CO.


By:                                    Date:
    ------------------------------           ----------------------------
Name:
Title:

Please acknowledge your agreement herewith by signing this letter and returning it to BankBoston, N.A., Attn: Matthew Nevill at fax number (617) 434-2686. Telephone calls may be recorded to ensure transaction accuracy.

Thank you.